Scudder Pathway Series

Supplement to Prospectus
Dated January 1, 1999

The following replaces the disclosure regarding Scudder Development Fund in the "Underlying Scudder funds" section on page 17:

Scudder Development Fund (not available for the International Portfolio) seeks long-term capital appreciation by investing primarily in U.S. companies with the potential for above-average growth. The fund generally invests in equity securities, including common stocks and convertible securities, of companies that the fund's investment adviser, Scudder Kemper Investments, Inc. (the "Adviser"), believes have the potential for above-average revenue, earnings, business value and/or cash flow growth. The management team pursues a flexible investment strategy in the selection of securities, not limited to any particular investment sector, industry or company size. The fund may, depending upon market circumstances, emphasize securities of small, medium or large-sized companies from time to time.

The following replaces the disclosure regarding Scudder Value Fund in the "Underlying Scudder funds" section on page 20:

Scudder Value Fund (not available for the International portfolio) seeks to provide long-term growth of capital through investment in undervalued equity securities. The fund invests primarily in

July 26, 1999

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the stocks of larger, established domestic companies with market capitalizations of at least $1 billion. The Adviser uses in-depth fundamental and quantitative research to identify companies that are currently undervalued in relation to future business prospects.

July 26, 1999